Exhibit 4.2


                              STOLT OFFSHORE S.A.


                                       AND


                              [------------------],
                                     TRUSTEE




                                    INDENTURE



                                 Dated as of [ ]



                             SENIOR DEBT SECURITIES



                                   -----------







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                                TABLE OF CONTENTS

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ARTICLE ONE              DEFINITIONS..............................................................................1

         SECTION 1.1          Certain Terms Defined...............................................................1

ARTICLE TWO              SECURITIES...............................................................................7

         SECTION 2.1          Forms Generally.....................................................................7
         SECTION 2.2          Form of Face of Security............................................................7
         SECTION 2.3          Form of Reverse of Security........................................................10
         SECTION 2.4          Form of Trustee's Certificate of Authentication....................................14
         SECTION 2.5          Amount Unlimited; Issuable in Series...............................................15
         SECTION 2.6          Authentication and Delivery of Securities..........................................17
         SECTION 2.7          Execution of Securities............................................................19
         SECTION 2.8          Certificate of Authentication......................................................19
         SECTION 2.9          Denomination and Date of Securities; Payments of Interest..........................19
         SECTION 2.10         Registration, Transfer and Exchange................................................20
         SECTION 2.11         Mutilated, Defaced, Destroyed, Lost and Stolen Securities..........................23
         SECTION 2.12         Cancellation of Securities Paid, etc...............................................23
         SECTION 2.13         Temporary Securities...............................................................24
         SECTION 2.14         CUSIP Numbers......................................................................24

ARTICLE THREE            COVENANTS OF THE ISSUER.................................................................25

         SECTION 3.1          Payment of Principal and Interest..................................................25
         SECTION 3.2          Offices for Payments, etc..........................................................25
         SECTION 3.3          Paying Agents......................................................................25
         SECTION 3.4          Limitation on Liens................................................................26
         SECTION 3.5          Limitation on Sales and Leasebacks.................................................28
         SECTION 3.6          Notice of Default..................................................................29
         SECTION 3.7          Calculation of Original Issue Discount.............................................29
         SECTION 3.8          Reports............................................................................29
         SECTION 3.9          Compliance Certificates............................................................29
         SECTION 3.10         Payment of Additional Amounts......................................................30

ARTICLE FOUR             REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.........................31

         SECTION 4.1          Events of Default..................................................................31
         SECTION 4.2          Payment of Securities on Default; Suit Therefor....................................34
         SECTION 4.3          Application of Moneys Collected by Trustee.........................................36
         SECTION 4.4          Proceedings by Trustee.............................................................36
         SECTION 4.5          Restoration of Rights on Abandonment of Proceedings................................37
         SECTION 4.6          Proceedings by Securityholders.....................................................37
         SECTION 4.7          Remedies Cumulative and Continuing.................................................37

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         SECTION 4.8          Control by Securityholders.........................................................38
         SECTION 4.9          Waiver of Past Defaults............................................................38

ARTICLE FIVE             CONCERNING THE TRUSTEE..................................................................39

         SECTION 5.1          Reliance on Documents, Opinions, etc.; No Requirement for Expenditure of Own Funds.39
         SECTION 5.2          No Responsibility for Recitals, etc................................................40
         SECTION 5.3          Trustee and Agents May Hold Securities.............................................40
         SECTION 5.4          Moneys to Be Held in Trust.........................................................41
         SECTION 5.5          Compensation and Expenses of Trustee...............................................41
         SECTION 5.6          Right of Trustee to Rely on Officers' Certificate, etc.............................41
         SECTION 5.7          Eligibility of Trustee.............................................................42
         SECTION 5.8          Resignation or Removal of Trustee; Appointment of Successor Trustee................42
         SECTION 5.9          Acceptance of Appointment by Successor Trustee.....................................43
         SECTION 5.10         Merger, Conversion, Consolidation or Succession to Business of Trustee.............44
         SECTION 5.11         Reports by Trustee to Securityholders..............................................44

ARTICLE SIX              CONCERNING THE SECURITYHOLDERS..........................................................45

         SECTION 6.1          Action by Securityholders..........................................................45
         SECTION 6.2          Proof of Execution by Securityholders..............................................46
         SECTION 6.3          Holders to Be Treated as Owners....................................................46
         SECTION 6.4          Securities Owned by Issuer Deemed Not Outstanding..................................47
         SECTION 6.5          Right of Revocation of Action Taken................................................47
         SECTION 6.6          Securityholders' Meetings; Purposes................................................48
         SECTION 6.7          Call of Meetings by Trustee........................................................48
         SECTION 6.8          Call of Meetings by Issuer or Securityholders......................................48
         SECTION 6.9          Qualifications for Voting..........................................................49
         SECTION 6.10         Quorum; Adjourned Meetings.........................................................49
         SECTION 6.11         Regulations........................................................................49
         SECTION 6.12         Voting.............................................................................50
         SECTION 6.13         No Delay of Rights by Meeting......................................................51
         SECTION 6.14         Written Consent in Lieu of Meeting.................................................51

ARTICLE SEVEN            SUPPLEMENTAL INDENTURES.................................................................51

         SECTION 7.1          Supplemental Indentures Without Consent of Securityholders.........................51
         SECTION 7.2          Supplemental Indentures With Consent of Securityholders............................52
         SECTION 7.3          Effect of Supplemental Indenture...................................................54
         SECTION 7.4          Certain Documents to Be Given to Trustee...........................................54
         SECTION 7.5          Notation on Securities.............................................................54

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ARTICLE EIGHT            CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.......................................54

         SECTION 8.1          Issuer May Consolidate, etc., on Certain Terms.....................................54
         SECTION 8.2          Successor Entity to Be Substituted.................................................55
         SECTION 8.3          Opinion of Counsel and Officers' Certificate to Be Given to Trustee................55

ARTICLE NINE             SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS...............................56

         SECTION 9.1          Satisfaction and Discharge of Indenture............................................56
         SECTION 9.2          Application by Trustee of Funds Deposited for Payment of Securities................56
         SECTION 9.3          Repayment of Moneys Held by Paying Agent...........................................57
         SECTION 9.4          Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years..........57
         SECTION 9.5          Issuer's Option to Effect Defeasance or Covenant Defeasance........................57
         SECTION 9.6          Defeasance and Discharge...........................................................57
         SECTION 9.7          Covenant Defeasance................................................................58
         SECTION 9.8          Conditions to Defeasance or Covenant Defeasance....................................58
         SECTION 9.9          Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
                              Miscellaneous Provisions...........................................................60

ARTICLE TEN              REDEMPTION OF SECURITIES AND SINKING FUNDS..............................................61

         SECTION 10.1         Applicability of Article...........................................................61
         SECTION 10.2         Notice of Redemption; Selection of Securities......................................61
         SECTION 10.3         Payment of Securities Called for Redemption........................................62
         SECTION 10.4         Exclusion of Certain Securities from Eligibility for Selection for Redemption......63
         SECTION 10.5         Mandatory and Optional Sinking Funds...............................................63
         SECTION 10.6         Redemption for Tax Reasons.........................................................66

ARTICLE ELEVEN           MISCELLANEOUS PROVISIONS................................................................66

         SECTION 11.1         Incorporators, Stockholders, Officers, Members of the Board of Issuer Exempt from
                              Individual Liability...............................................................66
         SECTION 11.2         Provisions of Indenture for the Sole Benefit of Parties and Securityholders........67
         SECTION 11.3         Successors and Assigns of Issuer Bound by Indenture................................67
         SECTION 11.4         Notices and Demands on Issuer, Trustee and Securityholders.........................67
         SECTION 11.5         Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein.68
         SECTION 11.6         Official Acts by Successor Entity..................................................69
         SECTION 11.7         Payments Due on Saturdays, Sundays and Legal Holidays..............................69
         SECTION 11.8         NEW YORK LAW TO GOVERN.............................................................69

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         SECTION 11.9         Counterparts.......................................................................70
         SECTION 11.10        Effect of Headings.................................................................70
         SECTION 11.11        Conflict with Trust Indenture Act..................................................70
         SECTION 11.12        Submission to Jurisdiction.........................................................70
         SECTION 11.13        Severability.......................................................................70
         SECTION 11.14        No Security Interest Created.......................................................71

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                               STOLT OFFSHORE S.A.

                                       AND

                             [--------------------],
                                     TRUSTEE

                                    INDENTURE

                                 Dated as of [     ]

                                   -----------


          The following table shows the location in this Indenture of provisions inserted pursuant to sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939, as amended.

TIA Section                                          Indenture Section
-----------                                          -----------------
310          (a)     (1)                             5.7
             (a)     (2)                             5.7
             (b)                                     5.7, 5.8
313          (a)                                     5.11
             (b)                                     5.11
             (c)                                     5.11
314          (a)                                     3.8, 3.9(b)
             (c)     (1)                             11.5
             (c)     (2)                             11.5
             (c)     (3)                             11.5
             (e)                                     11.5
315          (a)     (2)                             5.1, 5.6
317          (a)                                     4.2
             (b)                                     3.3(a)(b)
318          (a)                                     11.11

-----------------

Note: This table shall not, for any purpose, be deemed to be a part of this Indenture.

          THIS INDENTURE, dated as of [_______] between STOLT OFFSHORE S.A., a company incorporated with limited liability under the laws of Luxembourg (the "Issuer"), and [____________], a [_______________] (the "Trustee").


                              W I T N E S S E T H :
                               - - - - - - - - - -

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture for the issuance from time to time of its unsecured bonds, debentures, notes and other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts and denominated in United States dollars or foreign currency or units or composites of two or more thereof as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof; and

          WHEREAS, all things necessary to make this Indenture, when executed and delivered by the parties hereto, a valid and legally binding indenture and agreement according to its terms, have been done;


          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

          SECTION 1.1 Certain Terms Defined. The following terms (except as herein otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended to the date of this Indenture as originally executed, or the definitions of which in the Securities Act of 1933, as amended to the date of this Indenture as originally executed, are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Additional Amounts" has the meaning specified in Section 3.10.

          "Attributable Debt" means, as to any particular lease under which any person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at the rate of interest per annum implicit in the terms of such lease (as determined by any two of the following: the chief executive officer, chief financial officer, general counsel or chief operating officer of such person) compounded semi-annually. The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Board" means the Board of Directors of the Issuer.

          "Business Day" means, except as otherwise provided pursuant to Section
2.5 for Securities of any series, any day that is not a Saturday or Sunday and that is not a day on which banking institutions in the Borough of Manhattan, City and State of New York are generally authorized or obligated by law to close in the relevant place of payment and, in relation to any payment or calculation in euro, a day on which the Trans-European Real-Time Automated Gross Settlement Express Transfer (TARGET) system is open.

          "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

          "Common Shares" means the common shares, par value U.S.$2.00 per common share, of the Issuer, as designated on the date hereof, and all shares resulting from any reclassification of such common shares.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets of the Issuer and its Subsidiaries (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness and capital lease obligations) and (b) all goodwill, all as shown in the most recent consolidated balance sheet of the Issuer and its Subsidiaries computed in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered. As of the date of this Indenture, the Corporate Trust Office of the Trustee is located at [___________].

          "covenant defeasance" and "defeasance" have the meanings assigned to such terms, respectively, by Sections 9.7 and 9.6.

          "Debt" has the meaning set forth in Section 3.4.

          "Depositary" means, with respect to the Securities of any series or tranche issuable or issued in the form of one or more Global Securities, the person designated as Depositary for such Global Securities by the Issuer pursuant to Section 2.6 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary for such Global Securities, and if at any time there is more than one person designated as Depositary for Global Securities of a particular series or tranche, "Depositary", as used with respect to the Securities of such series or tranche, means the Depositary with respect to the particular Global Security or Securities.

          "Dollar" and "U.S.$" mean the coin or currency of the United States of America that as at the time of payment is legal tender for the payment of public and private debts.

          "euro" means the currency introduced on January 1, 1999 at the start of the third stage of economic and monetary union pursuant to the treaty establishing the European Community.

          "Event of Default" means any event or condition specified as such in
Section 4.1.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

          "Funded Debt" means all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower.

          "Global Security" means a Security evidencing all or a part of a series or tranche of Securities, issued to the Depositary for such series or tranche, as the case may be, in accordance with Section 2.6 and bearing the legend prescribed in Section 2.6.

          "Holder", "Holder of Securities", "Securityholder" or other similar terms means a person in whose name a Security is registered in the Register.

          "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended and/or supplemented from time to time, and shall include (i) for all purposes of this instrument and any supplemental indenture, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and (ii) the forms and terms of particular series of Securities established as contemplated hereunder.

          "interest" means, when used with respect to a non-interest bearing Security, interest payable after the principal thereof has become due and payable whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise.

          "Issuer" means Stolt Offshore S.A., a company incorporated with limited liability under the laws of Luxembourg, until any successor company shall have become such pursuant to Article Eight and thereafter "Issuer" shall mean such successor except as otherwise provided in Section 8.2.

          "mandatory sinking fund payment" has the meaning set forth in Section 10.5.

          "Market Exchange Rate" has the meaning set forth in Section 6.1.

          "Mortgage" or "Mortgages" has the meaning set forth in Section 3.4.

          "New York Location" means the location in the Borough of Manhattan, The City of New York, at which at any particular time the Trustee receives and redelivers Securities.

          "Officers' Certificate" when used with respect to the Issuer, means a certificate signed by any two of the following: the chief executive officer, chief financial officer, general counsel or chief operating officer of the Issuer and delivered to the Trustee. Each such certificate shall include the statements required by the Trust Indenture Act of 1939 or as provided for in
Section 11.5, if and to the extent required hereby.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall include the statements required by the Trust Indenture Act of 1939 or as provided for in Section 11.5, if and to the extent required hereby.

          "optional sinking fund payment" has the meaning set forth in Section 10.5.

          "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to
Section 4.1.

          "Outstanding" (except as otherwise required by the Trust Indenture Act of 1939), when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, which have become due and for the payment or redemption of which moneys in the necessary amount shall have been theretofore deposited in trust with the Trustee or with any paying agent (other than the Issuer); and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.11, or which shall have been paid pursuant to Section 2.11.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount that shall be deemed to be Outstanding for such purposes in the case of an Original Issue Discount Security or (unless as otherwise established pursuant to Section 2.5) in the case of a Security which provides that an amount other than the face amount thereof will or may be payable upon the maturity thereof or a declaration of acceleration of the maturity thereof shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1.

          "Overdue Rate" means, unless otherwise specified in the Securities of any series, the same rate as the rate of interest specified in the Securities of such series or, in the case of a series of Original Issue Discount Securities, the Yield to Maturity of such series of Securities.

          "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

          "record date" has the meaning set forth in Section 2.9.

          "Register" has the meaning set forth in Section 2.10.

          "Resolution" means a resolution of the Board, including without limitation any such resolution by which or pursuant to which any series of Securities is authorized and established pursuant to Section 2.5.

          "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any senior trust officer, trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "sale and leaseback transaction" has the meaning set forth in Section 3.5.

          "Securities Act" means the U.S. Securities Act of 1933, as amended.

          "Security" or "Securities" (except as otherwise required by the Trust Indenture Act of 1939) has the meaning stated in the first recital of this Indenture or means any Securities that have been issued, authenticated and delivered under this Indenture, as the context may require.

          "Security registrar" has the meaning set forth in Section 2.10.

          "series", as used in the definitions of "Indenture" and "Overdue Rate" in this Section 1.1 and as used in Section 2.5 (except as used in the first sentence of the second paragraph thereof and in the first and third sentences of the third paragraph thereof), 2.9, 2.10, 2.11, 2.13, 3.1, 3.2, 3.3 (except as used in the fourth paragraph thereof), 10.1, 10.2, 10.3 and 10.5, means "tranche" for any Securities of a series of Securities consisting of more than one tranche.

          "sinking fund payment date" has the meaning set forth in Section 10.5.

          "Specified Currency" has the meaning set forth in Section 6.1.

          "Subsidiary" means any corporation or other entity of which at least a majority of the outstanding stock or other ownership interests having by the terms thereof ordinary voting power for the election of directors, managers or trustees of such corporation or other entity or other persons performing similar functions (irrespective of whether or not at the time stock or other ownership interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned, or controlled by the Issuer, or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries.

          "Tax Redemption Date" has the meaning set forth in Section 10.6.

          "tranche" means all Securities of the same series having the same original issue date, interest rate, maturity, repayment and redemption provisions.

          "Trustee" means the person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee or Trustees with respect to the Securities of that series.

          "Trust Indenture Act of 1939" (except as otherwise provided in Sections 7.1 and 7.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act of 1939" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "U.S. Government Obligations" has the meaning set forth in Section
9.8.

          "vice president", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

          "Yield to Maturity" means, in the case of any Original Issue Discount Security, the yield to maturity specified in such Security or in a Resolution relating thereto.

                                  ARTICLE TWO

                                   SECURITIES

          SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in the form set forth in this Article, or in such other form as shall be established by or pursuant to a Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements as may be required to comply with any applicable law, rule or regulation or with the rules of any securities exchange or as may, consistent with the provisions of this Indenture, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. In the case of Securities of any series that are denominated in a coin or currency (including composite currencies or currency units) that is, or may be, replaced by the euro, the form of such Securities may contain such insertions, omissions, substitutions and other variations as may be deemed appropriate or required.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 2.2 Form of Face of Security. [If the Security is an Original Issue Discount Security, insert any legend required by the Internal Revenue Code of 1986, as amended and the regulations thereunder.]

No.
    --------------------------

U.S.$                                      CUSIP No.
     -------------------------                      ----------------------------

                               STOLT OFFSHORE S.A.

                         [Insert Designation of Series]

          Stolt Offshore S.A., a company incorporated with limited liability under the laws of Luxembourg (herein called the "Issuer"), for value received, hereby promises to pay to ________, or registered assigns, the principal sum of ____________________ on _______________ [if the Security is to bear interest prior to maturity, insert--, and to pay interest thereon [[insert as applicable--annually or semi-annually or quarterly]] on [[insert appropriate interest payment dates]] (the "Interest Payment Dates") in each year, commencing _____________, [insert--at the rate of __% per annum or, if applicable, insert the method for determining the adjustable, floating or other form of variable interest rate borne by the Securities] until the principal hereof is paid or made available for payment [if applicable, insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium, if any, and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable)]. Notwithstanding the foregoing, this Security shall bear interest from the most recent Interest Payment Date to which interest in respect hereof has been paid or duly provided for, unless (i) the date hereof is such an Interest Payment Date, in which case from the date hereof, or (ii) no interest has been paid on this Security, in which case from ____________; provided, however, that if the Issuer shall default in the payment of interest due on the date hereof, then this Security shall bear interest from the next preceding Interest Payment Date to which interest has been paid or, if no interest has been paid on this Security from __________. [If the Issuer has the right to deliver Common Shares in payment, in whole or in part, of the principal and accrued interest due at maturity, insert applicable provisions.] Notwithstanding the foregoing, if the date hereof is after the _________ [insert if applicable - or __________] (whether or not a Business Day) (the "Record Date"), [insert if applicable - as the case may be,] next preceding an Interest Payment Date and before such Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, however, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then this Security shall bear interest from the next preceding Interest Payment Date to which interest has been paid or, if no interest has been paid on this Security, from _________. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Record Date next preceding such Interest Payment Date. Unless otherwise specified for the Security pursuant to Section 2.5, insert - [Interest on this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months.]

          [If the Security is not to bear interest prior to maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at maturity and in such case the overdue principal of this Security shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          All payments in respect of the Securities, including, without limitation, payments of principal [if the Security is to bear interest prior to maturity, insert -- interest, if any, and] premium, if any, shall be made by the Issuer without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of Luxembourg or any taxing authority having jurisdiction in Luxembourg or over Luxembourg with respect to such payments ("Taxes"). In the event any such Taxes are so levied or imposed, the Issuer shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Taxes shall equal the respective amounts of principal [if the Security, if any, is to bear interest prior to maturity, insert --, interest and] premium, if any, which would have been receivable in respect of the Securities in the absence of such payment, withholding or deduction; except that no such Additional Amounts will be payable with respect to any payment on any Security to, or to a third party on behalf of, a Holder for or on account of any such Taxes whatever that have been imposed by reason of
(i) the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) being a citizen or resident or deemed a resident of Luxembourg or of the European Union or having some present or former connection with Luxembourg (including, but not limited to, the situation where a Holder (or such fiduciary, settlor, beneficiary, member or shareholder) carried or carries on a trade or business in Luxembourg or has or had a permanent establishment or permanent representative in Luxembourg) other than the mere holding of such Security or the receipt of principal, interest, if any, or premium, if any, in respect thereof; (ii) the presentation by the Holder of a Security for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (iii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;
(iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security; or (v) any combination of items (i), (ii), (iii) or (iv). Furthermore, no Additional Amounts shall be paid with respect to any payment on this Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

          Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of [if the Security is to bear interest prior to maturity, insert -- or interest on], or in respect of, any Security, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          Payment of the principal of and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in [insert the places of payment], in [insert the currency or currencies of payment]; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

          [If the Security is an extendible security, insert--The Securities of this series are subject to repayment on [insert provisions with respect to repayment date or dates] at the option of the Holders thereof exercisable on or before the _________________, but not prior to the _______________ preceding such ____________, at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, this instrument has been duly executed in the name of the Issuer.


                                   STOLT OFFSHORE S.A.


                                   By
                                     -------------------------------------------

Attest:


----------------------------------


          SECTION 2.3 Form of Reverse of Security.

                               STOLT OFFSHORE S.A.

          This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [ ] (herein called the "Indenture"), between the Issuer and [_____________________], a [____________] banking corporation, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the

Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert--limited in aggregate principal amount to _________]. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any), may be subject to different repayment provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. The Indenture further provides that the Securities of a single series may be issued at various times, with different maturity dates, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any) and may be subject to different repayment provisions (if any).

          [If applicable insert-- If at any time subsequent to the issuance of the Securities of this series as a result of any change in, or amendment to, the laws or regulations of Luxembourg or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change in the application or official interpretation of such laws or regulations, the Issuer becomes, or will become, obligated to pay any Additional Amounts and such obligations cannot be avoided by the Issuer taking reasonable measures available to it, then the Securities of this series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty
(30) nor more than sixty (60) days' notice given to the Holders at their principal amount [if the Security is to bear interest prior to maturity, insert--together with accrued interest thereon, if any,] [if the Security is an Original Issue Discount Security, insert appropriate provision.] (and any Additional Amounts payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). In order to effect a redemption of Securities of this series as described in this paragraph, the Issuer shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption
Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Issuer has or will become obligated to pay Additional Amounts as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities of this series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Issuer shall be obligated to make the payment or payments referred to therein to the Trustee.

          [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [[if applicable, insert --(1) on ______ in any year commencing with the year ______ and ending with the year ____ through operation of the sinking fund for this series (as more fully described in the next succeeding paragraph) at [[insert either--a redemption price equal to 100% of the principal amount of the Securities to be redeemed or the redemption prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below,]], and (2)]] at any time [[if applicable, insert--on or after ________]], as a whole or in part, at the election of the

Issuer, at the [[insert either--following redemption prices or redemption prices for redemption otherwise than through operation of the sinking fund]] (expressed as percentages of the principal amount): if redeemed [[if applicable, insert--on or before ________, __%, and if redeemed]] during the 12-month period beginning ________ of the years indicated,

             Redemption Price For               [[If applicable, insert -- Price
             Redemption  [[if applicable,       For Redemption Otherwise
             insert --                          Than

             Through Operation of the           Through Operation of the
Year         Sinking Fund]]                     Sinking Fund]]


and thereafter at a redemption price equal to __% of the principal amount thereof, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the date fixed for redemption, but interest installments maturing on or prior to such redemption date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert--The sinking fund for this series provides for the redemption on ________ in each year beginning with the year ____ and ending with the year ____ of [[not less than]] U.S.$________ [[("mandatory sinking fund payments") and not more than U.S.$________]] aggregate principal amount of Securities of this series.] [If applicable, insert--Securities of this series acquired or redeemed by the Issuer otherwise than through [[mandatory]] sinking fund payments may be credited against subsequent [[mandatory]] sinking fund payments otherwise required to be made.]

          [If applicable, insert--Notwithstanding the foregoing, the Issuer may not, prior to ________, redeem any Securities of this series as contemplated by [[Clause (2) of]] the [[second]] preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

          [If applicable, insert--Partial redemptions must be in an amount not less than [U.S.$]______________ principal amount of Securities.]

          [If applicable, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof having the same interest rate and maturity as this Security will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Holders have the right to cause the Issuer to redeem, purchase or repay in certain circumstances the Security prior to maturity, insert applicable provisions.]

          [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare the principal of the Securities of this series and accrued interest thereon, if any, to be due and payable in the manner and with the effect provided in the Indenture.] [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare an amount of principal of the Securities of this series due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [[insert formula for determining the amount]].]

          [If the Security is an extendible security, insert --The Securities of this series are subject to repayment in whole, or in part, on [insert month, day and years], in increments of _______ or multiples of _______ in excess of ______, provided that the portion of the principal amount of any Security of this series not being repaid shall be at least _____, at the option of the Holder thereof at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date. For this Security to be repaid at the option of the Holder, the Trustee must receive at the Corporate Trust Office or the New York Location, on or before the [insert month and day] or, if such [insert month and day] is not a day other than a day on which banking institutions in the Borough of Manhattan, the City and State of New York are authorized or required by law or regulation to close (a "Business Day"), the next succeeding Business Day, but not earlier than the [insert month and day] prior to the [insert month and day] on which the repayment price will be paid (i) this Security, with the form entitled "Option to Elect Repayment" below duly completed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of the Security, the amount of such Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Security to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Issuer no later than five Business Days after the date of such facsimile transmission or letter, and such Security and form duly completed are received by the Issuer by such fifth Business Day. Either form of notice duly received on or before the [insert month and day] preceding any such [insert month and day] shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities of this series for repayment will be determined by the Issuer, whose determination shall be final and binding.]

          The Indenture permits, with certain exceptions as therein provided, the amendment or supplementing thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities at the time Outstanding of all series to be affected (all such series voting as a single class). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults or Events of Default under the Indenture and the consequences of any such defaults or Events of Default. Any such consent or waiver (unless revoked as provided in the Indenture) shall be conclusive and binding upon any Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest, if any, on this Security at the times, place and rate, if any, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register, upon due presentment of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, having the same interest rate and maturity and bearing interest from the same date as this Security, of any authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of ________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination having the same interest rate and maturity and bearing interest from the same date as such Securities, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to registration of transfer of this Security in the Security register, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and notwithstanding any notation of ownership or other writing thereon, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary. All payments made to or upon the order of such registered Holder, shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for monies payable on this Security.

          No recourse for the payment of the principal of or interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, official, member or deputy member of the

Board of Directors, as such, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          All terms used in this Security and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture, except with respect to authorization, execution and delivery by the Issuer.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 2.4 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

                                   [_____________________], as Trustee


                                   By
                                     -------------------------------------------
                                     Authorized Signatory

          SECTION 2.5 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series, each of which may consist of one or more tranches. With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Resolution, a copy of which, certified by a member of the Board, shall be delivered to the Trustee, or established in one or more indentures supplemental hereto:

          (1) the title of such Securities and the series in which such Securities shall be included (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.10, 2.11, 2.13 or 10.3);

          (3) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

          (4) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates (including the Overdue Rate) shall be determined, the date or dates from which such interest shall accrue or the method or methods, if any, by which such date or dates may be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (5) the place or places where the principal and any interest on such Securities shall be payable;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of any Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which such Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

          (8) the price or prices at which, the period or periods within which and the terms and conditions upon which such Securities may be repaid, in whole or in part, at the option of the Holder thereof;

          (9) if other than Dollars, the coin or currency (including composite currencies or currency units) in which such Securities shall be denominated and, if different, the coin or currency (including composite currencies or currency units) in which payment of the principal of and/or interest on such Securities shall be payable, and if such coin or currency (including composite currencies or currency units) is replaced by the euro, the provisions to effect such replacement;

          (10) if the principal of and/or interest on such Securities are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency (including composite currencies or currency units) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (11) if the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency (including composite currencies or currency units) other than that in which the Securities are stated to be payable or with reference to any other index, the manner in which such amounts shall be determined;

          (12) if other than denominations of U.S.$1,000 (or if the Securities are denominated in a currency other than Dollars or in a composite currency, 1,000 units of such other currency, composite currency or other currency unit) and any multiple thereof, the denominations in which Securities of the series shall be issuable;

          (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.1 or provable in any action or proceeding pursuant to Section 4.2;

          (14) if such Securities are Original Issue Discount Securities, the price at which and the date on which such Securities are to be issued and the Yield to Maturity at the time of issuance of such series;

          (15) if such Securities are to be issued in the form of one or more Global Securities, the name of the Depositary for such Global Security or Securities or the nominee of such Depositary;

          (16) if the principal of and/or interest on the Securities of the series are to be payable (whether upon redemption or maturity), at the election of the Issuer, in Common Shares, the period or periods within which, or dates on which, and the terms and conditions upon which, such election may be made:

          (17) CUSIP and/or ISIN/CINS numbers for such Securities; and

          (18) any other terms of such Securities and any other deletions from or modifications or additions to this Indenture in respect of such Securities.

          In the case of Securities of a series issued in tranches, all Securities of any one tranche shall be substantially identical, except as to denomination. Except as provided in the preceding sentence, all Securities of any one series shall be substantially identical except as to denomination, interest rate, currency of payments due thereunder and maturity and except as may otherwise be provided in or pursuant to a Resolution or in any indenture supplemental hereto pertaining to such Securities. The applicable Resolution or the applicable supplemental indenture may provide that Securities of any particular series may be issued at various times, with different maturities and redemption and repayment provisions (if any) and bearing interest at different rates, but shall for all purposes under this Indenture, including, but not limited to, voting and Events of Default, be treated as Securities of a single series. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon written order of persons designated in a Resolution or the applicable supplemental indenture and that such persons are authorized to determine, consistent with such Resolution or such supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Resolution or supplemental indenture.

          All Securities of any one series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

          Except as otherwise specified pursuant to this Section 2.5 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.6 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Issuer, signed by any two of the following: the chief executive officer, chief financial officer, general counsel or chief operating officer of the Issuer, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to the requirements of the Trust Indenture Act of 1939) shall be fully protected in conclusively relying upon:

          (1) a copy of any Resolution or Resolutions relating to such series, certified by a member of the Board;

          (2) an executed supplemental indenture, if any, relating thereto;

          (3) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.1 and 2.5, respectively, and prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 11.5;

          (4) an Opinion of Counsel, prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 11.5, which shall state that (i) if the form of such Securities has been established by or pursuant to a Resolution as permitted by Section 2.1, that such form or forms, as the case may be, have been established in conformity with the provisions of this Indenture, and that the terms of such Securities have been established by or pursuant to a Resolution as permitted by Section 2.5 in conformity with the provisions of this Indenture and that the authentication and delivery of such Securities by the Trustee is authorized under the provisions of this Indenture and (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than that of the United States of America if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided that the Trustee, upon the request of the Issuer, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Issuer to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to Section 7.1.

          If the Issuer shall establish pursuant to Section 2.5 that the Securities of a series or a tranche are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the order of the Issuer with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series or such tranche, as the case may be, issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear such legend, if any, as shall be required by the Depositary.

          Each Depositary of a Global Security designated pursuant to Section
2.5 must, at the time of its designation and at all times while it serves as Depositary hereunder, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          SECTION 2.7 Execution of Securities. The Securities shall be signed in the name of the Issuer by its chief executive officer and any one of its chief financial officer, general counsel or chief operating officer. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed in the name of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          SECTION 2.8 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          SECTION 2.9 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as registered Securities without coupons and in denominations as shall be specified as contemplated by Section
2.5. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of U.S.$1,000 (or, if such Securities are denominated in a currency other than U.S. dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of a Responsible Officer of the Trustee as evidenced by the execution and authentication thereof.

          Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date, and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.5.

          Except as otherwise specified for a particular series pursuant to
Section 2.5, the person in whose name any Security of any series is registered at the close of business on any record date (as hereinafter defined) applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any registration of any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities of such series are registered at the close of business on a subsequent record date (which shall be not less than five days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

          SECTION 2.10 Registration, Transfer and Exchange. The Issuer will maintain a main register at its registered office and one or more branch registers as if may determine from time to time. The Securityholders may request the transfer from one register into another register. The Issuer shall cause to be kept, either at the office or agency designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 3.2, or at any of such other offices or agencies as may be designated and maintained in accordance with the provisions of Section 3.2, a branch register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities of a series as in this Article provided. Such branch register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such branch register or registers shall be open for inspection by the Trustee and any Security registrar (as defined below) other than the Trustee.

          Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount and having the same interest rate, maturity and repayment and redemption provisions.

          Any Security or Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount and having the same interest rate, maturity, redemption and repayment provisions. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor the Security or Securities of the same series and having the same interest rate, maturity and repayment and redemption provisions which the Securityholder making the exchange shall be entitled to receive, bearing numbers or other distinguishing symbols not contemporaneously outstanding. Each person designated by the Issuer pursuant to the provisions of Section 3.2 as a person authorized to register and register transfer of the Security is sometimes herein referred to as a "Security registrar".

          The Issuer will at all times designate one person (who may be the Issuer and who need not be a Security registrar) to act as repository of a master list of names and addresses of the Holders of the Securities (the "Register"). The Trustee shall act as such repository unless and until some other person is, by written notice from the Issuer to the Trustee and each Security registrar, designated by the Issuer to act as such. The Issuer shall cause each Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain the Register on as current a basis as is practicable.

          No person shall at any time be designated as or act as a Security registrar unless such person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

          All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Issuer and the Trustee duly executed by, the Securityholder or his attorney duly authorized in writing.

          The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 2.13, 7.5 or 10.3 not involving any registration of transfer. No service charge shall be made for any such transaction.

          The Issuer shall not be required to exchange or register a transfer of
(a) any Securities of any series for a period of 15 days next preceding the selection of Securities of that series to be redeemed, or (b) any Securities selected, called or being called for redemption or surrendered for repayment in whole or in part except, in the case of any Security to be redeemed or repaid in part, the portion thereof not so to be redeemed or repaid.

          Notwithstanding any other provision of this Section 2.10, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such

Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under
Section 2.6, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.5 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery definitive Securities of the same series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

          The Issuer may at any time, and in its sole discretion, determine that Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities, will authenticate and make available for delivery definitive Securities of the same series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

          If specified by the Issuer pursuant to Section 2.5 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for definitive Securities of the same series on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, without service charge:

          (i) to the person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of a Global Security for definitive Securities, in authorized denominations, such Global Security shall be canceled by the Trustee or an agent of the Issuer or the Trustee. Definitive Securities issued in exchange for a Global Security pursuant to this Section 2.10 shall be registered in such names and in such authorized denominations as the

Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall make such Securities available for delivery to or as directed by the persons in whose names such Securities are so registered.

          SECTION 2.11 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen and, in the absence of notice to the Issuer or the Trustee that any destroyed, lost or stolen Security has been acquired by a bona fide purchaser, the Issuer may in its discretion execute and the Trustee shall authenticate and make available for delivery, a new Security of the same series and of like tenor, bearing a number or other distinguishing symbol not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee (and any agent of the Issuer or Trustee, if requested by the Issuer) such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Upon the issuance of any substitute Security, the Issuer may require from the applicant the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          In case any Security that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer in its discretion may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee (and any agent of the Issuer or Trustee, if requested by the Issuer) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substituted Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.12 Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, redemption, registration of transfer, exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer, any Security registrar, any paying agent, or any other agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be canceled promptly by the Trustee. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, unless the Trustee is directed by the Issuer to return such Securities to the Issuer.

          SECTION 2.13 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced). Temporary Securities of any series shall be issuable as registered Securities without coupons, in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as the officers of the Issuer executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities in lieu of which they are issued. Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Issuer shall cause definitive Securities to be prepared without unreasonable delay, and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations having the same interest rate, maturity and redemption and repayment provisions, and bearing interest from the same date as such temporary Securities. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

          SECTION 2.14 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                 ARTICLE THREE

                             COVENANTS OF THE ISSUER

          SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and interest, if any, on each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities, but in no event later than 10 a.m., New York time, on the respective payment date. The Issuer shall request that the bank, through which any such payment is to be made, agrees to supply to the Trustee two Business Days prior to the due date for any such payment an irrevocable confirmation (by tested telefax or authenticated SWIFT MT 100 Message) of its intention to make such payment. Except as otherwise provided pursuant to Section 2.5 for Securities of any series, each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the person entitled thereto as such addresses shall appear in the Register.

          SECTION 3.2 Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuer will designate and maintain in the Borough of Manhattan, The City of New York, for each series: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. In addition to such office or offices or agency or agencies, the Issuer may from time to time designate and maintain one or more additional offices or agencies within or outside the Borough of Manhattan, The City of New York, where the Securities of that series may be presented for payment or for registration of transfer or for exchange, and the Issuer may from time to time rescind such designation, as it may deem desirable or expedient. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby designates the New York Location and the Corporate Trust Office as the initial offices to be maintained by it for such purposes. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office and the Issuer appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 3.3 Paying Agents. Whenever the Issuer shall appoint a paying agent or agents other than the Trustee with respect to the Securities of any series, it will cause each such paying agent to execute and deliver to the Trustee an instrument in which each such paying agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided,

          (b) that it will give the Trustee written notice of any default by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest, if any, on the Securities of such series when the same shall be due and payable, and

          (c) that, at any time during the continuance of any such default referred to in clause (b) above, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

          Whenever the Issuer shall have one or more paying agents with respect to Securities of any series, it will, prior to each due date of the principal of or interest, if any, on the Securities of such series, deposit with a designated paying agent a sum sufficient to pay such principal or interest, if any, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify a Responsible Officer of the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4.

          SECTION 3.4 Limitation on Liens. So long as any Securities of any series remain Outstanding, the Issuer will not itself, and will not permit any Subsidiary to, incur, issue, assume or guarantee any indebtedness for money borrowed or any other indebtedness evidenced by notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (hereinafter in this Section and in Section 3.5 called "Debt") secured by pledge of, or mortgage, deed of trust or other lien on, the whole or any part of its, or any such Subsidiary's, as the case may be, undertakings, assets (including shares of stock or Debt) or revenues, present or future (such pledges, mortgages, deeds of trust and other liens being hereinafter in this Section and in Section 3.5 called "Mortgage" or "Mortgages"), without effectively providing that the Securities of all series (together with, if the Issuer shall so determine, any other Debt of the Issuer or such Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Issuer, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate principal amount of all such secured Debt which would otherwise be prohibited, plus all Attributable Debt of the Issuer and its Subsidiaries in respect of sale and leaseback transactions (as defined in
Section 3.5) which would otherwise be prohibited by Section 3.5 would not exceed the greater of (i) U.S.$150,000,000 or (ii) the sum of 15% of Consolidated Net Tangible Assets; provided, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

          (a) Mortgages on property of, or on any shares of stock or Debt of, any corporation existing at the time such corporation becomes a Subsidiary;

          (b) Mortgages to secure indebtedness of any Subsidiary to the Issuer or to another Subsidiary;

          (c) Mortgages for taxes, assessments or governmental charges or levies in each case (i) not then due and delinquent or (ii) the validity of which is being contested in good faith by appropriate proceedings, and materialmen's, mechanics', carriers', workmen's, repairmen's, landlord's or other like Mortgages, or deposits to obtain the release of such Mortgages;

          (d) Mortgages arising under an order of attachment or distraint or similar legal process so long as the execution or enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith;

          (e) Mortgages to secure public or statutory obligations or to secure payment of workmen's compensation or to secure performance in connection with tenders, leases of real property, bids or contracts or to secure (or in lieu of) surety or appeal bonds and Mortgages made in the ordinary course of business for similar purposes;

          (f) Mortgages on property (including any lease which should be capitalized on the lessee's balance sheet in accordance with generally accepted accounting principles), shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation or through purchase or transfer of the properties of a corporation as an entirety or substantially as an entirety) or to secure the payment of all or any part of the purchase price or construction cost or improvement cost thereof or to secure any Debt incurred prior to, at the time of, or within one year after, the acquisition of such property or shares or Debt or the completion of any such construction (including any improvements on an existing property) or the commencement of commercial operation of such property, whichever is later, for the purpose of financing all or any part of the purchase price or construction cost thereof;

          (g) Mortgages to secure guarantees arising in connection with the sale, discount, guarantee or pledge of notes, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers, or merchandise, equipment or services;

          (h) Mortgages existing at the date of this Indenture; and

          (i) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (h), inclusive; provided, that (i) such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property) and (ii) the Debt secured by such Mortgage at such time is not increased.

          SECTION 3.5 Limitation on Sales and Leasebacks. The Issuer will not itself, and it will not permit any Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Issuer or any Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Issuer or any such Subsidiary for a period, including renewals, in excess of five years, of any property, whether owned by the Issuer or such Subsidiary as of the date of this Indenture or thereafter acquired which has been or is to be sold or transferred more than 270 days after the acquisition thereof or after the completion of construction and commencement of full operation thereof, by the Issuer or any such Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property (herein referred to as a "sale and leaseback transaction") unless either:

          (a) the Issuer or such Subsidiary could create Debt secured by a Mortgage on the property to be leased back in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Securities of all series pursuant to Section 3.4, or

          (b) the Issuer within 180 days after the sale or transfer shall have been made by the Issuer or by any such Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the property sold and leased back pursuant to such arrangement or (ii) the fair market value of the property so sold and leased back at the time of entering into such arrangement (as determined by any two of the following: the chief executive officer, chief financial officer, general counsel or chief operating officer of the Issuer) to (x) the purchase of property, facilities or equipment (other than the property, facilities or equipment involved in such sale) having a value at least equal to the net proceeds of such sale or (y) the retirement of Funded Debt of the Issuer or any Subsidiary; provided, that the amount required to be applied to the retirement of Funded Debt of the Issuer or any Subsidiary shall be reduced by (i) the principal amount of any Securities of any series (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to Securities of such series pursuant to a declaration in accordance with Section 4.1 or, if the Securities of any series provide that an amount other than the face thereof will or may be payable upon the maturity thereof or a declaration of acceleration of the maturity thereof, such amount as may be due and payable with respect to Securities of such series pursuant to a declaration in accordance with Section 4.1) delivered within 180 days after such sale or transfer to the Trustee for retirement and cancellation, and (ii) the principal amount of Funded Debt, other than the Securities of any series, voluntarily retired by the Issuer or any Subsidiary within 180 days after such sale or transfer. Notwithstanding the foregoing, no retirement referred to in clause (b) of the preceding sentence may be effected by payment at

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

     maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

          SECTION 3.6 Notice of Default. The Issuer shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of any executive officer becoming aware of any such default or Event of Default.

          SECTION 3.7 Calculation of Original Issue Discount. The Issuer shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

          SECTION 3.8 Reports. The Issuer shall comply with the provisions of ss. 314(a) of the Trust Indenture Act of 1939 and shall file with the Trustee within 45 days after it files them with the Commission and in any event no later than 180 days after the end of the respective fiscal quarter, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          SECTION 3.9 Compliance Certificates. (a) On or before April 15 in each year (commencing with the first April 15 which is not less than 60 days following the first date of issuance of Securities of any series under this Indenture), the Issuer will file with the Trustee a brief certificate, signed by the chief executive officer, the chief financial officer, general counsel or the chief operating officer of the Issuer, stating whether or not the signer has knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement, or condition contained in this Indenture, and, if so, specifying each such default of which the signer has knowledge, the nature thereof, and what action, if any, has been taken and is proposed to be taken to cure such default. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          (b) The Issuer also shall comply with the other provisions of ss.314(a) of the Trust Indenture Act of 1939.

          SECTION 3.10 Payment of Additional Amounts. All payments in respect of the Securities, including, without limitation, payments of principal, interest, if any, and premium, if any, shall be made by the Issuer without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of Luxembourg or any taxing authority having jurisdiction in Luxembourg or over Luxembourg with respect to such payments ("Taxes"). In the event any such Taxes are so levied or imposed, the Issuer shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Taxes shall equal the respective amounts of principal, interest, if any, and premium, if any, which would have been receivable in respect of the Securities in the absence of such payment, withholding or deduction;

except that no such Additional Amounts will be payable with respect to any payment on any Security to, or to a third party on behalf of, a Holder for or on account of any such Taxes whatever that have been imposed by reason of (i) the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) being a citizen or resident of Luxembourg or deemed a resident of Luxembourg or of the European Union or having some present or former connection with Luxembourg (including, but not limited to, the situation where a Holder (or such fiduciary, settlor, beneficiary, member or shareholder) carried or carries on a trade or business in Luxembourg or has or had a permanent establishment or permanent representative in Luxembourg) other than the mere holding of such Security or the receipt of principal, interest, if any, or premium, if any, in respect thereof; (ii) the presentation by the Holder of a Security for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (iii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;
(iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security; or (v) any combination of items (i), (ii), (iii) or (iv). Furthermore, no Additional Amounts shall be paid with respect to any payment on a Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

          Whenever in this Indenture or the Securities there is a reference, in any context, to the payment of the principal of or interest, if any, on, or in respect of, any Security, such payment shall be deemed to include the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions of such Section and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                                  ARTICLE FOUR

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

          SECTION 4.1 Events of Default. "Event of Default" with respect to Securities of a particular series wherever used herein, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.5, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated by Section 2.5, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the applicable Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.5:

          (a) default in the payment of any installment of interest or any Additional Amounts, if any, upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (and premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise and the continuance of such default for a period of 30 days; or

          (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series and the continuance of such default for a period of 30 days; or

          (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in respect of the Securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in the performance of which or a breach of which is elsewhere in this Section specifically addressed or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the Issuer or any Subsidiary of the Issuer shall either (A) default in the payment of the principal of, or interest, if any, on any note, bond, coupon or other instrument evidencing indebtedness for money borrowed in an aggregate principal amount of U.S.$50,000,000 or more, other than the Securities of such series, issued, assumed or guaranteed by it, when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto and the time for payment of such amount has not been effectively extended, or (B) default in the observance of any other terms and conditions relating to any such indebtedness for money borrowed, if the effect of such default is to cause such indebtedness to become due prior to its stated maturity, and such default shall not be cured or such acceleration shall not be rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such event of default and requiring the Issuer to cause such default to be cured or to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

          (f) the entry by a court having competent jurisdiction of:

               (i) a decree or order for relief in respect of the Issuer in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (ii) a decree or order adjudging the Issuer to be insolvent, or approving a petition seeking reorganization (other than a reorganization under a foreign law that does not relate to insolvency), arrangement, adjustment or composition of the Issuer and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (iii) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Issuer or of any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer; or

               (iv) the commencement by the Issuer of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization (other than a reorganization under a foreign law that does not relate to insolvency) or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Issuer to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Issuer of a petition or answer or consent seeking reorganization, arrangement, adjustment or composition of the Issuer or relief under any applicable law, or the consent by the Issuer to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Issuer or all or any substantial part of the assets of the Issuer or the making by the Issuer of an assignment for the benefit of creditors, or the taking of corporate action by the Issuer in furtherance of such action; or

          (g) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

          If an Event of Default with respect to any series of Securities at the time Outstanding occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series or if so provided pursuant to Section 2.5 for Securities of any series, such other amount as is specified pursuant thereto) of all of the Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the

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

principal as may be specified in the terms thereof or if so provided pursuant to
Section 2.5 for Securities of any series, such other amount as is specified pursuant thereto) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

          (a) the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by such declaration of acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to such series to the date of such payment or deposit), and all amounts payable to the Trustee pursuant to Section 5.5, and

          (b) any and all Events of Default under the Indenture with respect to such series of Securities other than the non-payment of the principal of and interest on such Securities which shall have become due by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the Holders of not less than a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences with respect to such series, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities. If the Securities of any series provide the amount other than the face amount thereof will be payable upon the maturity thereof or a declaration of acceleration of the maturity thereof, for purposes of this
Section 4.1 the principal amount of such Securities shall be deemed to be such amount as shall be due and payable upon the acceleration of the maturity thereof, except as may otherwise be provided with respect to such Securities pursuant to Section 2.5.

          SECTION 4.2 Payment of Securities on Default; Suit Therefor. The Issuer covenants that (a) in case a default shall be made in the payment of any installment of interest on any of the Securities of any series as and when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case a default shall be made in the payment of the principal of any of the Securities of any series as and when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or by declaration or otherwise, and such default shall have continued for a period of 30 days or (c) in case of a default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series and such default shall have continued for a period of 30 days, then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount then due and payable on all Securities of such series for principal and interest, if any, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee and its agents and counsel pursuant to Section 5.5.

          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest, if any, on the Securities of any series to the registered Holders, whether or not the principal of and interest, if any, on the Securities of such series be overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and/or in the name of the Securityholders either individually or as a class and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings for the liquidation, for the bankruptcy or other collective insolvency, bankruptcy or compulsory liquidation proceeding or for the reorganization of the Issuer or any other obligor upon the Securities of any series under applicable law, or in case a custodian, receiver, liquidator, assignee, trustee or other similar officer shall have been appointed for or taken possession of the Issuer or of all or any substantial part of the assets of the Issuer or any such obligor, or in case of any other similar judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities or if the Securities of any series provide that an amount other than the face thereof will or may be payable upon maturity thereof or upon a declaration of acceleration thereof, such amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 4.1) and interest, if any, owing and unpaid in respect of the Securities of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for any amounts payable to the Trustee pursuant to Section 5.5) and of the Securityholders allowed in any judicial proceedings relating to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf (after deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 5.5 and incurred by it up to the date of distribution); and any custodian, receiver, liquidator, assignee, trustee or other similar officer is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection, and any further amounts payable to the Trustee pursuant to
     Section 5.5 and incurred by it up to the date of distribution.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          All rights of action and of asserting claims under this Indenture, or under the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and/or in the name of the Securityholders either individually or as a class and as trustee of an express trust, and any recovery of judgment, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

          In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities to which such proceedings relate, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

          SECTION 4.3 Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in the case of distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities of like series (or, in the case of Securities of a series issued in more than one tranche, of the same tranche) and tenor if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of amounts due to the Trustee pursuant to
     Section 5.5;

          SECOND: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall have become and shall be then due and payable by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, without preference or priority of principal over interest, if any, or of interest, if any, over principal, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest, if any; and

          FOURTH: To the payment of the remainder, if any, to the Issuer.

          SECTION 4.4 Proceedings by Trustee. In case an Event of Default hereunder has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture and by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 4.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Securityholder, then and in every such case the Issuer, the Securityholder and the Trustee shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          SECTION 4.6 Proceedings by Securityholders. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy, moratorium of payments, liquidation or otherwise upon or under or with respect to this Indenture, or for the appointment of a custodian, receiver, liquidator, assignee, trustee or other similar officer or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name and/or in the name of the Securityholders either individually or as a class as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section
4.8 during such 60 day period; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of any Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 4.7 Remedies Cumulative and Continuing. Except as provided in
Section 4.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders of any or all series, as the case may be, may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders of such series or all series, as the case may be.

          SECTION 4.8 Control by Securityholders. The Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding (with each such series voting separately as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to Securities of such series. Notwithstanding any of the foregoing, no such direction shall be otherwise than in accordance with law and the provisions of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or would be prejudicial to the Holders of such Securities not taking part in such direction, or the Holders of the Securities of any other series, or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

          SECTION 4.9 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any particular series the Holders of not less than a majority in aggregate principal amount of the Securities of such particular series at the time Outstanding may on behalf of the Holders of all the Securities of such particular series waive any past default or Event of Default with respect to such particular series and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected as provided in Section 7.2. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

          SECTION 5.1 Reliance on Documents, Opinions, etc.; No Requirement for Expenditure of Own Funds. Subject to the provisions of the Trust Indenture Act of 1939:

          (a) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates, notices or opinions conforming to the requirements of this Indenture; but in the case of any such certificates, notices or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Resolution may be evidenced to the Trustee by a copy thereof certified by a member of the Board;

          (c) the Trustee may consult with counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, direction, note or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of any series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; and the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

          (g) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.

          None of the provisions contained in this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the requirements of the Trust Indenture Act of 1939.

          SECTION 5.2 No Responsibility for Recitals, etc. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          SECTION 5.3 Trustee and Agents May Hold Securities. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to the requirements of the Trust Indenture Act of 1939, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          SECTION 5.4 Moneys to Be Held in Trust. Subject to the provisions of Sections 9.3 and 9.4, all moneys received by the Trustee or any paying agent, all money and U.S. Government Obligations deposited with the Trustee pursuant to
Section 9.8 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 9.8, shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder, except such as it may agree in writing with the Issuer to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Issuer signed by one of its officers, who is one of the officers who may sign an Officers' Certificate.

          SECTION 5.5 Compensation and Expenses of Trustee. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to from time to time in writing by the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Issuer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income, gains, wealth or similar criteria of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1(f), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency, reorganization or other similar laws.

          SECTION 5.6 Right of Trustee to Rely on Officers' Certificate, etc. Subject to the requirements of the Trust Indenture Act of 1939, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 5.7 Eligibility of Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation which complies with the requirements of the Trust Indenture Act of 1939, having a combined capital and surplus of at least U.S.$50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.8.

          SECTION 5.8 Resignation or Removal of Trustee; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the requirements of the Trust Indenture Act of 1939, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

          (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.7 with respect to any series of Securities and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

          (ii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer by Resolution may remove the Trustee with respect to the applicable series of Securities (or all series, if required) and appoint a successor trustee for such series by written instrument, in duplicate, executed by authority of the Board, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

          (c) The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 6.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.9.

          SECTION 5.9 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.8 shall execute, acknowledge and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment (or due provision therefor) of any amounts then due it pursuant to
Section 5.5, the predecessor Trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.5.

          If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

          No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 5.9 unless at the time of such acceptance such successor trustee shall, with respect to such series, be qualified under the provisions of the Trust Indenture Act of 1939 and eligible under the provisions of Section 5.7.

          Upon acceptance of appointment by any successor trustee as provided in this Section 5.9, the Issuer shall mail notice thereof to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Register. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the Issuer's expense.

          SECTION 5.10 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, that such corporation shall be qualified under the provisions of the Trust Indenture Act of 1939 and eligible under the provisions of Section 5.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, in the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which the certificate of the Trustee shall have as provided anywhere in the Securities of such series or in this Indenture.

          SECTION 5.11 Reports by Trustee to Securityholders. Within 60 days after March 15 in each year, beginning with the March 15 following the date of this Indenture, the Trustee shall mail to the Securityholders a brief report dated as of such reporting date in compliance with ss. 313(a) of the Trust Indenture Act of 1939. The Trustee also shall comply with ss. 313(b) of the Trust Indenture Act of 1939. The Trustee shall also transmit by mail all reports as required by ss. 313(c) of the Trust Indenture Act of 1939. The Issuer shall promptly notify the Trustee when the Securities are listed on any stock exchange.

                                   ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS

          SECTION 6.1 Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of substantially similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of this Article, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have taken any action (including the making of any demand or request), the giving of any notice, consent or waiver (or the taking of any other action) hereunder and in determining voting rights of any Holder of a Security hereunder (i) the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1, (ii) in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, the principal amount of such Securities that shall be deemed to be Outstanding for such purposes shall be the amount that would be due and payable in respect of such Securities as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1, and (iii) the principal amount of any Security, the principal amount of which is denominated in a currency other than U.S. dollars or in units of currencies or in a composite currency (the "Specified Currency") shall be deemed to be that amount of U.S. dollars which could have been obtained by the face amount of such Specified Currency at the Market Exchange Rate. For purposes of this Section 6.1, "Market Exchange Rate" means, unless otherwise specified for a Specified Currency with respect to any series of the Notes pursuant to Section 2.5, the noon U.S. dollar buying rate in New York City for cable transfers of the Specified Currency published by the Federal Reserve Bank of New York.

          All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Securityholders.

          If the Issuer shall solicit from the Securityholders any demand, request, notice, consent, waiver or the taking of any other action (other than in accordance with the Securityholders voting provisions set forth in Sections
6.6 through 6.14 of this Article), the Issuer may, at its option, by a Resolution, fix in advance a record date for the determination of Holders entitled to give such demand, request, notice, consent or waiver or to take such other action, but the Issuer shall have no obligation to do so. If such a record date is fixed, such demand, request, notice, consent, waiver or such other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Securities Outstanding have authorized or agreed or consented to such demand, request, notice, consent, waiver or taking of any other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided, that no such demand, request, notice, consent, waiver or taking of any other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 6.2 Proof of Execution by Securityholders. Subject to the requirements of the Trust Indenture Act of 1939 and Sections 5.1 and 6.11, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as is necessary or as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Register or by a certificate of the person designated by the Issuer to keep the Register and to act as repository in accordance with the provisions of Section 2.10.

          The record of any Securityholders' meeting shall be proved in the manner provided in Section 6.12.

          SECTION 6.3 Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered in the Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          SECTION 6.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for purposes of this Section 6.4 if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, the Trustee shall, in the absence of manifest error, accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          SECTION 6.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the Holders of which have consented to such action may, by filing written notice to a Responsible Officer at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

          SECTION 6.6 Securityholders' Meetings; Purposes. A meeting of Holders of Securities of any series or all series, as the case may be, may be called at any time and from time to time pursuant to the provisions of this Article Six for any of the following purposes:

          (1) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Four;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Five;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 7.2; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any series or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 6.7 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any series or all series, as the case may be, to take any action specified in Section 6.6, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or other location, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any series or all series, as the case may be, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders of Outstanding Securities of each series affected at their addresses as they shall appear in the Register as of a date not more than 15 days prior to the mailing of such notice. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

          Any meeting of the Holders of Securities of any series or all series, as the case may be, shall be valid without notice if the Holders of all Securities of any series then Outstanding are present in person or by proxy, or, if notice is waived before or after the meeting by the Holders of all Securities of any series outstanding, and if the Issuer and the Trustee are either present by duly authorized representatives or have, before or after the meeting waived notice.

          SECTION 6.8 Call of Meetings by Issuer or Securityholders. In case at any time the Issuer, pursuant to a Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of any or all series, as the case may be, shall have requested the Trustee to call a meeting of the Holders of Securities of such series or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Securityholders, in the amount specified above, may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 6.6, by mailing notice thereof as provided in Section 6.7.

          SECTION 6.9 Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a Holder of one or more Securities with respect to which such meeting is being held or (b) be a person appointed by an instrument in writing as proxy by a Holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

          SECTION 6.10 Quorum; Adjourned Meetings. The persons entitled to vote a majority in aggregate principal amount of the Securities of the relevant series at the time Outstanding shall constitute a quorum for the transaction of all business specified in Section 6.6. No business shall be transacted in the absence of a quorum (determined as provided in this Section 6.10). In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 6.8), be dissolved. In any other case the meeting shall be adjourned for a period of not less than ten days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 6.7, except that such notice must be mailed not less than five days prior to the date on which the meeting is scheduled to be reconvened.

          Any Holder of a Security who has executed in person or by proxy and delivered to the Trustee an instrument in writing complying with the provisions of Section 6.2 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, that such Holder of a Security shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

          SECTION 6.11 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as is necessary or as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as is necessary or as it shall determine.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Securityholders as provided in Section 6.8, in which case the Issuer or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the vote of the Holders of a majority of the principal amount of the Outstanding Securities present at the meeting.

          Subject to the provisions of Section 6.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy shall be entitled to one vote for each U.S.$1,000 (or if any Securities are denominated in a currency other than U.S. dollars or in units of currencies or in a composite currency, the equivalent of U.S.$1,000 in the applicable currency, units of currencies or composite currency calculated using the Market Exchange
Rate) principal amount (or in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Securityholders. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 6.7 or 6.8 may be adjourned from time to time by the Holders of a majority of the principal amount of the Outstanding Securities present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

          SECTION 6.12 Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) and number or numbers or other distinguishing symbol or symbols of such Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 6.7. The record shall show the principal amount of the Securities (in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 6.13 No Delay of Rights by Meeting. Nothing in this Article Six shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of any or all such series under any of the provisions of this Indenture or of the Securities.

          SECTION 6.14 Written Consent in Lieu of Meeting. The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Outstanding Securities of one or more series herein provided, entitled to vote at any such meeting, evidenced as provided in Section
6.1 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Six.

                                 ARTICLE SEVEN

                             SUPPLEMENTAL INDENTURES

          SECTION 7.1 Supplemental Indentures Without Consent of Securityholders. Without the consent of any Holders of Securities, the Issuer, when authorized by, or pursuant to a Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

          (b) to evidence the succession of another entity to the Issuer, or successive successions, and the assumption by the successor entity of the covenants, agreements and obligations of the Issuer pursuant to Article Eight;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer shall consider to be for the benefit of the Holders of one or more series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer;

          (d) to add additional Events of Default and to provide with respect thereto for any particular periods of grace after default (which may be shorter or longer than that allowed in the case of other defaults) or for immediate enforcement upon such default or for any limitation of the remedies available to the Trustee upon such default;

          (e) to provide for the issuance under this Indenture of Securities in bearer form (including Securities registrable as to principal only) with or without interest coupons and to provide for exchangeability of such Securities with the Securities of the same series or tranche, as the case may be, issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (f) to cure any ambiguity or to correct or supplement any provision contained herein, in the Securities of any series or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to change or eliminate any provision or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Issuer may deem necessary or desirable and which shall not adversely affect, in any material respect, the interests of the Holders of the Securities at the time Outstanding;

          (g) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding;

          (h) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.5; or

          (i) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.9.

          Upon the request of the Issuer, accompanied by a copy of a Resolution certified by a member of the Board authorizing the execution of any such supplemental indenture, the Trustee shall join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to (but may in its discretion) enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed by the Issuer and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 7.2.

          SECTION 7.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Six) of the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such supplemental indenture (all such series voting as a single class) at the time Outstanding, the Issuer (when authorized by, or pursuant to a Resolution) and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the

Issuer or the rights of the Holders of the Securities of all such series; provided, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall (a) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any Additional Amount payable thereon, or reduce any amount payable on redemption or reduce the Overdue Rate thereof or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Security or reduce the amount of the principal of an Original Issue Discount Security (or a Security that provides that an amount other than the face amount thereof will or may be payable upon a declaration of acceleration of the maturity thereof) that would be due and payable upon an acceleration of the maturity thereof pursuant to
Section 4.1 or the amount thereof provable in any action or proceeding pursuant to Section 4.2, or impair, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in case of redemption, on or after the redemption date), or (b) reduce the aforesaid percentage of Securities the consent of the Holders of which is required for any such supplemental indenture.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Securityholders of any other series. The preceding sentence shall not, however, raise any inference as to whether or not a particular series is affected by any supplemental indenture not referred to in such sentence.

          Upon the request of the Issuer, accompanied by a copy of a Resolution certified by a member of the Board authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by
Section 6.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7.2, the Issuer shall mail a notice thereof to the Holders of Securities of each series affected thereby at their addresses as they shall appear in the Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 7.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 7.4 Certain Documents to Be Given to Trustee. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Seven complies with the requirements of this Article Seven.

          SECTION 7.5 Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Seven may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                 ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

          SECTION 8.1 Issuer May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other entity or entities (whether or not affiliated with the Issuer), or successive consolidations or mergers in which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Issuer, to any other entity (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, and the Issuer hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, (i) the due and punctual payment of the principal of and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the entity (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the entity which shall have acquired or leased such property and
(ii) the Issuer or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

          SECTION 8.2 Successor Entity to Be Substituted. In case of any consolidation, merger, sale, conveyance or lease referred to in Section 8.1 and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer, such successor entity shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue in its own name any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor entity instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of the same series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such sale or conveyance, but not any such lease, the Issuer or any successor entity which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

          In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          SECTION 8.3 Opinion of Counsel and Officers' Certificate to Be Given to Trustee. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, may receive an Opinion of Counsel and Officers' Certificate as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Eight.

                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

          SECTION 9.1 Satisfaction and Discharge of Indenture. If at any time
(a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any particular series Outstanding hereunder (other than Securities which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of such series theretofore authenticated (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section
2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore canceled, or (c)(i) all the Securities of such series not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 9.4) sufficient to pay at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen which have been replaced or paid as provided in Section 2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered), including principal and interest, if any, due or to become due to such date of maturity or the date fixed for redemption, as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Securityholders to receive payments of principal thereof and interest, if any, thereon, and remaining rights of the Securityholders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder, including its rights under Section 5.5, and (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series.

          SECTION 9.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any.

          SECTION 9.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent, other than the Trustee, under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          SECTION 9.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest, as the case may be, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of such Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect.

          SECTION 9.5 Issuer's Option to Effect Defeasance or Covenant Defeasance. The Issuer may at its option by or pursuant to a Resolution, at any time, with respect to the Securities of any series, elect to have either Section
9.6 or Section 9.7 applied to the Outstanding Securities of such series upon compliance with the conditions set forth below.

          SECTION 9.6 Defeasance and Discharge. Upon the Issuer's exercise of its option to utilize the provisions of this Section 9.6 and upon compliance with Section 9.8, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 9.8 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (b) the Issuer's obligations with respect to such Securities under Sections 2.10, 2.11, 2.13, 3.2 and 3.3, (c) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 2.11, 2.12, 2.13, 4.3, 5.5 and 9.4, and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange, and (d) this Article Nine. Subject to compliance with this Article Nine, the Issuer may exercise its option under this Section 9.6 notwithstanding the prior exercise of its option under Section 9.7 with respect to the Securities of such series.

          SECTION 9.7 Covenant Defeasance. Upon the Issuer's exercise of its option to utilize the provisions of this Section 9.7 and upon compliance with
Section 9.8, the Issuer shall be released from its obligations under Sections
3.4 and 3.5, and, to the extent specified in the applicable Resolution or supplemental indenture, any other covenant applicable to such Securities, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section (including under Section 4.1(d)) to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 9.8 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 9.6 or
Section 9.7 to the Outstanding Securities of such series:

          (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.7 who shall agree to comply with the provisions of this Article Nine applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and each installment of principal of and interest on the Outstanding Securities of such series on the stated maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the Holder of such depositary receipt, provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit (other than an Event of Default resulting from the incurrence of indebtedness all or a portion of the proceeds of which will be used to defease such Securities pursuant to Section 9.6 or Section 9.7 hereof concurrently with such incurrence).

          (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any Securities of the Issuer.

          (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound (other than an Event of Default resulting from the incurrence of indebtedness all or a portion of the proceeds of which will be used to defease such Securities pursuant to Section 9.6 or
     Section 9.7 hereof concurrently with such incurrence).

          (e) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act, as amended, to be delisted.

          (f) In the case of an election under Section 9.6, the Issuer shall have delivered to the Trustee an Opinion of Counsel (who may be counsel to the Issuer) stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; provided, however, that such Opinion of Counsel need not be delivered if such Outstanding Securities not previously delivered to the Trustee for cancellation (i) have become due and payable; (ii) will become due and payable at their stated maturity within one year; or (iii) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer.

          (g) In the case of an election under Section 9.7, the Issuer shall have delivered to the Trustee an Opinion of Counsel (who may be counsel to the Issuer) to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (h) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 9.6 or the covenant defeasance under Section 9.7 (as the case may be) have been complied with.

          (i) Notwithstanding any other provisions of this Section 9.8, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith in the applicable Resolution or supplemental indenture pursuant to Section 2.5.

          SECTION 9.9 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of Section 9.4, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 9.9, the "Trustee") pursuant to Section 9.8 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.8 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the Issuer's written request any money or U.S. Government Obligations held by it as provided in Section 9.8 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                                  ARTICLE TEN

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

          SECTION 10.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity and to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.5 for Securities of such series.

          SECTION 10.2 Notice of Redemption; Selection of Securities. In case the Issuer shall desire to exercise any right to redeem all or any part of the Securities of any series in accordance with their terms, the Issuer shall fix a date for redemption and shall notify the Trustee in writing, at least 45 days before such redemption date. The Issuer, or at the request and at the expense of the Issuer, the Trustee, shall mail a notice of such redemption, at least 30 days and not more than 60 days prior to the date fixed for redemption, to the Holders of Securities of such series so to be redeemed in whole or in part at their last addresses as they shall appear in the Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

          The notice of redemption to each such Holder shall specify the CUSIP number of the Securities of such series, if any, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that any interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Outstanding Securities of a series are to be redeemed, the notice of redemption shall specify the number or numbers or distinguishing symbol or symbols of the Securities to be redeemed. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

          Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as required by the Trust Indenture Act of
1939) an amount of money (in the currency or units of currencies or composite currency in which the Securities so called for redemption are denominated or an appropriate equivalent thereof) sufficient to redeem on the redemption date all the Securities of such series or portions thereof so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed (or less than the full principal amount of each Security in such series is to be redeemed), the Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption (or such shorter period if acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed and, if the Trustee is not acting as the repository of the Register for such series, a current list of all Outstanding Securities of such series.

          If less than all the Outstanding Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part; however, if less than all the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Issuer in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. Except as otherwise specified for Securities of a particular series pursuant to Section 2.5, Securities may be redeemed in part in amounts equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 10.3 Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 10.2, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.4 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders of such Securities shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that if the date fixed for redemption is an interest payment date, the interest due on that date shall be payable to the Holders of such Securities registered as such on the relevant record date according to their terms.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof so to be redeemed shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Overdue Rate applicable to such series.

          Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 10.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number or other distinguishing symbol in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 10 days prior to the date on which Securities are to be selected for redemption as being owned of record and beneficially by, and not pledged or hypothecated by, either
(a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

          SECTION 10.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.12, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of Securities of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities, and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          On or before the sixtieth day next preceding each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate of the Issuer (which need not contain the statements required by the Trust Indenture Act of 1939) signed by an officer of the Issuer who is one of the officers authorized to sign an Officers' Certificate (a) specifying the portion, if any, of the mandatory sinking fund payment to be satisfied by payment of cash and the portion, if any, to be satisfied by credit of Securities of such series, (b) stating that none of such Securities has theretofore been so credited, (c) stating that no Event of Default with respect to such series has occurred (which has not been waived or cured) and is continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.12 to the Trustee with such certificate. Such certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become obligated to make all the cash payments or payments therein referred to, if any (which cash may be deposited with the Trustee or with one or more paying agents or, if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939), on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed U.S.$100,000 or, if payments on Securities of such series are to be made in a currency other than Dollars or in units or composites of two or more currencies, the equivalent thereof (based upon the Market Exchange Rate on the sixtieth day preceding the relevant sinking fund payment date or if the Market Exchange Rate is not available for such date, the immediately preceding date for which the Market Exchange Rate is available) in the relevant currency or unit or composite currency (or such other amount as is specified for a particular series of Securities pursuant to Section 2.5), or a lesser sum if the Issuer shall so request, with respect to the Securities of any particular series, such cash shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the sinking fund redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. If such amount shall be U.S.$100,000 or, if payments on Securities of such series are to be made in a currency other than Dollars or in units or composites of two more currencies, the equivalent thereof (based upon the Market Exchange Rate on the sixtieth day preceding the relevant sinking fund payment date or if the Market Exchange Rate is not available for such date, the immediately preceding date for which the Market Exchange Rate is available) in the relevant currency or unit or composite currency (or such other amount as is specified for the particular series pursuant to Section 2.5), or less and the Issuer makes no such request then it shall be carried over until a sum in excess of U.S.$100,000, or the equivalent thereof in the relevant currency or unit or composite currency, is available.

          The Trustee shall select, in the manner provided in Section 10.2, for redemption on such sinking fund payment date, Securities of such series with respect to which cash payment of the applicable sinking fund redemption price will be made and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers or other distinguishing symbols of the Securities of such series (or portions thereof) so selected. If the Trustee shall be required to select Securities of any series for the sinking fund and is not acting as repository of the Register for such series, at least 60 days prior to the sinking fund payment date the Issuer shall furnish to the Trustee a current list of all Outstanding Securities of such series. Securities of any series which are
(a) owned by the Issuer or an entity actually known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or
(b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 10.2, except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund (and with the effect provided in Section 10.3) for the redemption of Securities of such series which, if applicable, is in part at the option of the Issuer.

          The amount of any sinking fund payments not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent) to the redemption of Securities of such series shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 10.5. Any and all sinking fund moneys held by the Trustee on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent), together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

          On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities (or portions thereof) to be redeemed on such sinking fund payment date.

          Neither the Issuer nor the Trustee shall redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph, with respect to such Securities) except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee (or the Issuer if the Issuer is acting as its own paying agent) shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Four and held for the payment of all such Securities. Notwithstanding anything in the foregoing to the contrary, in case such default or Event of Default shall have been waived as provided in Section 4.9 or the default or Event of Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 10.5 to the redemption of such Securities.

          SECTION 10.6 Redemption for Tax Reasons. If at any time after the date of issuance of Securities of any series pursuant to this Indenture as a result of any change in, or amendment to, the laws or regulations of Luxembourg or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after the date of such issuance, the Issuer becomes, or will become, obligated to pay any Additional Amounts, then the Securities of such series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the Holders at their principal amount together with accrued interest thereon (and any Additional Amounts Payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). The Issuer will also pay to the Holders of Securities of such series on the Tax Redemption Date any Additional Amounts which would otherwise be payable. In order to effect a redemption of Securities of any such series as described in this paragraph, the Issuer shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Issuer has or will become obligated to pay Additional Amounts as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities of such series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Issuer shall be obligated to make the payment or payments referred to therein to the Trustee.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

          SECTION 11.1 Incorporators, Shareholders, Officers, Members of the Board of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator or against any past, present or future shareholder, officer, or member of the Board, as such, or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers and directors, as such, of the Issuer, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

          SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any person, other than the parties hereto and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture or under any covenant, condition or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors hereunder and of the Holders of the Securities.

          SECTION 11.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by the Issuer shall bind its successors and assigns, whether or not so expressed.

          SECTION 11.4 Notices and Demands on Issuer, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail, in a post office letter box (except as otherwise specifically provided herein) addressed (until another address of the Issuer is furnished by the Issuer to the Trustee) to the Issuer's registered office at 26 rue Louvigny, Luxembourg with a copy to Stolt Offshore S.A., c/o Stolt Offshore M.S. Ltd., Dolphin House Windmill Road, Sunbury-on-Thames, Middlesex, TW16 7HT, England, Attention: Chief Financial Officer.

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

          Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Office.

          Where this Indenture provides for notice to Securityholders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder entitled thereto, at his last address as it appears in the Register. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any other form of written notice is sufficient, if received.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

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

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

          SECTION 11.6 Official Acts by Successor Entity. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer shall and may be done and performed with like force and effect by the like board, committee or officer of any entity that shall at the time be the lawful sole successor of the Issuer.

          SECTION 11.7 Payments Due on Saturdays, Sundays and Legal Holidays. Except as may be provided pursuant to Section 2.5 with respect to any series or tranche, if the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of such interest, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

          SECTION 11.8 NEW YORK LAW TO GOVERN. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE; THE APPLICATION OF ARTICLE 86 TO 94-8 OF THE LUXEMBOURG LAW OF AUGUST 10, 1915 ON COMMERCIAL COMPANIES IS EXPRESSLY EXCLUDED.

          SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only, are not to be considered a part hereof and shall not affect the construction hereof.

          SECTION 11.11 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939 that is required under such Act to be a part of and govern this Indenture, the latter provisions shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          SECTION 11.12 Submission to Jurisdiction. The Issuer (a) agrees that any legal suit, action or proceeding arising out of or based upon the Indenture or the Securities may be instituted in any state or U.S. federal court in the State and County of New York, the Borough of Manhattan, United States of America, (b) waives, to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and (c) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Issuer hereby designates Stolt-Nielsen, Inc. as the Issuer's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 8 Sound Shore Drive, Greenwich, CT 06836, U.S.A. (or at such other address as such agent may designate by written notice to the Issuer and the Trustee), and written notice of said service to the Issuer, mailed or delivered to it, at Dolphin House, Windmill Road, Sunbury-on-Thames, Middlesex, TW16 7HT, England, Attention: Chief Financial Officer, shall be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Issuer, whether or not the Issuer shall then be doing, or at any time shall have done, business within the State of New York, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Neither such appointment nor such acceptance of jurisdiction shall be interpreted to include actions brought under the United States federal securities laws. Said designation and appointment shall be irrevocable until the earlier of the date on which no Securities remain Outstanding or the date that this Indenture shall have been satisfied and discharged in accordance with Article Nine.

          SECTION 11.13 Severability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.14 No Security Interest Created. Subject to the provisions of Section 3.4, nothing in this Indenture or in any Securities shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Issuer or its Subsidiaries may be located.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of [ ].

                                   STOLT OFFSHORE S.A.


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


Attest:


By
  --------------------------------
  Name:
  Title:


                                   [-----------------------------------],
                                    as Trustee


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


Attest:



By
  --------------------------------
  Name:
  Title: